SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                FORM 8-K/A


                              Current Report
                    Pursuant to Section 13 OR 15(d) of
                  the  Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  May 21, 2002


                             VSE CORPORATION
          (Exact Name of Registrant as Specified in its Charter)

                                DELAWARE
      (State or Other Jurisdiction of Incorporation or Organization)


        0-3676                                       54-0649263
(Commission File Number)                   (I.R.S. Identification Number)


         2550 Huntington Avenue
          Alexandria, Virginia                       22303-1499
(Address of Principal Executive Offices)             (Zip Code)


Registrant's Telephone Number, Including Area Code:  (703) 960-4600

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VSE CORPORATION

The following amends our Current Report on Form 8-K for the report dated May 17, 2002, as filed on May 17, 2002, for the purpose of adding Exhibit 16 - Letter of Arthur Andersen LLP regarding change in certifying accountant to Item 7. Financial Statements and Exhibits.


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits


	      Exhibit 16 - Letter of Arthur Andersen LLP regarding change in certifying accountant.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         VSE CORPORATION
                                         (Registrant)

Date:  May 21, 2002                      /s/ T. R. Loftus
                                         ____________________________________
                                         T. R. Loftus, Senior Vice President,
                                               and Chief Financial Officer
                                              (Principal Financial Officer)